                                                                               Exhibit 2.3 (f)

                                REGISTRATION RIGHTS AGREEMENT

                                   Dated as of May 20, 2002

                                         by and among

                               SUN INTERNATIONAL HOTELS LIMITED

                                             and

                            SUN INTERNATIONAL NORTH AMERICA, INC.

                                         as Issuers,

                                 THE GUARANTORS NAMED HEREIN

                                             and

                                   BEAR, STEARNS & CO. INC.

                                DEUTSCHE BANK SECURITIES INC.

                                   CIBC WORLD MARKETS CORP.

                                BANC OF AMERICA SECURITIES LLC

                             WELLS FARGO BROKERAGE SERVICES, LLC

                                 J.P. MORGAN SECURITIES INC.,

                                        as Purchasers

                                                                                             2

                                REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 20, 2002, among Sun International Hotels Limited, a Bahamian international company, and Sun International North America, Inc., a Delaware corporation (the "Issuers"), the Guarantors as defined herein (the "Guarantors") and Bear, Stearns & Co. Inc., Deutsche
Bank Securities Inc., CIBC World Markets Corp., Banc of America Securities LLC, Wells Fargo
Brokerage Services, LLC and J.P. Morgan Securities Inc. (together, the "Purchasers").

               This Agreement is made pursuant to the Purchase Agreement, dated as of May 9,
2002, among the Issuers, the Guarantors and the Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuers and the Guarantors to the Purchasers of $200,000,000
aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2011 (the "Offered
Securities").  In order to induce the Purchasers to enter into the Purchase Agreement, the
Issuers and the Guarantors have agreed to provide to the Purchasers and their respective direct and indirect transferees, among other things, the registration rights for the Offered
Securities set forth in this Agreement.  The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

               The parties hereby agree as follows:

1.      Definitions
        -----------

               As used in this Agreement, the following terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to them by the Purchase Agreement):

               Advice:  See Section 5.
               ------

               Applicable Period:  See Section 2.
               -----------------

               Closing Date: The Closing Date as defined in the Purchase Agreement.
               ------------

               Effectiveness Period:  See Section 3.
               --------------------

               Effectiveness Target Date:  See Section 3.
               -------------------------

               Event Date:  See Section 4.
               ----------

               Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules
               ------------
and regulations of the SEC promulgated thereunder.

               Exchange Offer:  See Section 2.
               --------------

               Exchange Registration Statement:  See Section 2.
               -------------------------------

               Exchange Registration Effectiveness Target Date:  See Section 2.
               -----------------------------------------------

               Exchange Securities:  See Section 2.
               -------------------

               Filing Date:  The 60th day after the Closing Date.
               -----------

               Guarantors:  The Guarantors (as defined in the Indenture).
               ----------

               Holder:  Any holder of Transfer Restricted Securities.
               ------

               Indenture:  The Indenture, dated as of August 14, 2001, among the Issuers, the
               ---------
Guarantors signatory thereto and The Bank of New York, as trustee, as amended by a
Supplemental Indenture dated September 19, 2001 by and among the Issuers, the Guarantors signatory thereto and the trustee and the Second Supplemental Indenture among the Issuers, the Guarantors signatory thereto and the trustee, pursuant to which the Offered Securities are being issued, as further amended and supplemented from time to time in accordance with the terms thereof.

               Issuers:  See the introductory paragraph of this Agreement.
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               Liquidated Damages:  See Section 4.
               ------------------

               Offered Securities:  See the introductory paragraph to this Agreement.
               ------------------

               Participating Broker-Dealer:  See Section 2.
               ---------------------------

               Person:  An individual, trustee, corporation, partnership, joint stock
               ------
company, trust, limited liability company, unincorporated association, union, business association, firm or other legal entity.

               Prospectus:  The prospectus included in any Registration Statement (including,
               ----------
without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Exchange Securities and/or the Transfer Restricted Securities (as applicable)
covered by such Registration Statement, and all other amendments and supplements to the
Prospectus and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               Purchasers:  See the introductory paragraph to this Agreement.
               ----------

               Registration Default:  See Section 4.
               --------------------

               Registration Statement:  Any registration statement of the Issuers and the
               ----------------------
Guarantors, including, but not limited to, the Exchange Registration Statement,  the Shelf
Registration Statement or that otherwise covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144:  Rule 144 promulgated pursuant to the Securities Act, as currently
               --------
in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               Rule 144A:  Rule 144A promulgated pursuant to the Securities Act, as currently
               ---------
in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               Rule 415:  Rule 415 promulgated pursuant to the Securities Act, as currently
               --------
in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               SEC:  The Securities and Exchange Commission.
               ---

               Securities Act:  The Securities Act of 1933, as amended, and the rules and
               --------------
regulations of the SEC promulgated thereunder.

               Shelf Notice:  See Section 2.
               ------------

               Shelf Registration:  See Section 3.
               ------------------

               Shelf Registration Statement:  See Section 3.
               ----------------------------

        Shelf Registration Statement Effectiveness Target Date:  See Section 3.
        ------------------------------------------------------

               TIA:  The Trust Indenture Act of 1939, as amended.
               ---

               Transfer Restricted Securities:  The Offered Securities upon original issuance
               ------------------------------
thereof and at all times subsequent thereto, until in the case of any such Offered
Securities (i) a Registration Statement covering such Offered Securities has been declared effective by the SEC and such Offered Securities have been disposed of in accordance with such effective Registration Statement, (ii) such Offered Securities are sold in compliance with Rule 144 or (iii) such Offered Securities cease to be outstanding.

               Trustee:  The trustee under the Indenture and, if existent, the trustee under
               -------
any indenture governing the Exchange Securities.

               Underwritten registration or underwritten offering:  A registration in which
               --------------------------------------------------
securities of the Issuers are sold to an underwriter for reoffering to the public.

2.      Exchange Offer
        --------------

               (a)    The Issuers and the Guarantors agree to file with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities of the Issuers and the Guarantors which will be substantially identical to the Offered Securities and will be fungible with, and will constitute the same class of securities as, the Series B Securities (as defined in the
Indenture) (the "Exchange Securities") (and which are entitled to the benefits of the
Indenture or a trust indenture which is identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange
Securities shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.  The Exchange Offer will be registered pursuant to the
Securities Act on an appropriate form (the "Exchange Registration Statement") and will comply with all applicable tender offer rules and regulations promulgated pursuant to the
Exchange Act and shall be duly registered or qualified pursuant to all applicable state securities or Blue Sky laws.  The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC.  No securities shall be included in the Registration Statement covering the Exchange Offer other than the Exchange Securities.  The Issuers and the
Guarantors agree to use their best efforts to (x) cause the Exchange Registration Statement to become effective pursuant to the Securities Act on or before the 150th day following the
Closing Date (the "Exchange Registration Statement Effectiveness Target Date"); (y) keep the
Exchange Offer open for not less than 20 business days (or such longer period required by applicable law) after the commencement of the Exchange Offer; and (z) consummate the
Exchange Offer within 30 business days after the earlier of the effectiveness thereof or the
Exchange Registration Statement Effectiveness Target Date.  Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities, and that such
Holder is not an affiliate of the Issuers within the meaning of Rule 405 of the Securities
Act (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable).  Each Holder that is not a Participating Broker-Dealer will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities.  Each Holder that is (i) a Participating Broker-Dealer and (ii) will receive Exchange Securities for its own account in exchange for the Transfer Restricted Securities that it acquired as the result of market making or other trading activities will be required to acknowledge that it will deliver a Prospectus as required by law in connection with any resale of such Exchange
Securities.  Upon consummation of the Exchange Offer in accordance with this Agreement, the
Issuers and the Guarantors shall have no further obligation to register Transfer Restricted
Securities pursuant to Section 2(c) of this Agreement.

               (b)    The Issuers and the Guarantors shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution,"
acceptable to the Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the
Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a
"Participating Broker-Dealer").  Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the
Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange
Securities.

               (c)    The Issuers and the Guarantors shall use their best efforts to keep the
Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act, for a period of 180 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5) (the "Applicable Period")

               In connection with the Exchange Offer, the Issuers shall:

               (i)  mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii)  utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

               (iii)  permit Holders to withdraw tendered Offered Securities at any time prior to the close of business, New York time, on the last business day on which the
        Exchange Offer shall remain open.

               As soon as practicable after the close of the Exchange Offer, the Issuers and the Guarantors shall:

               (x) accept for exchange all Offered Securities tendered and not validly withdrawn pursuant to the Exchange Offer;

               (y) deliver to the Trustee for cancellation       all Offered Securities so
accepted for exchange; and

               (z) cause the Trustee to authenticate and deliver promptly to each Holder of
        Offered Securities,  Exchange Securities equal in principal amount to the Offered
        Securities of such Holder so accepted for exchange.

3.      Shelf Registration.  If (a) prior to the consummation of the Exchange Offer,
        ------------------
applicable interpretations of the staff of the SEC do not permit the Issuers and the
Guarantors to effect the Exchange Offer as contemplated herein, (b) the Exchange Offer is not consummated within 210 days of the Closing Date for any reason or (c) any Holder of
Transfer Restricted Securities shall notify the Issuers within 20 Business Days following the consummation of the Exchange Offer that (i) such Holder was prohibited by law or
Commission policy from participating in the Exchange Offer or (ii) such Holder (other than by reason of such Holder's status as an affiliate of any of the Issuers or the Guarantors)
may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer
Registration Statement is not available for such resales by such Holder, or (iii) such
Holder is a broker-dealer and holds Transfer Restricted Securities acquired directly from the Issuers or any of their Affiliates, then the Issuers and the Guarantors shall (x)
prepare and file with the SEC, on or prior to 30 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause (a) above and (ii) the date on which the Issuers receive the notice specified in clause (c) above (such earlier date, the "Filing Deadline"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the
Exchange Offer Registration Statement (the "Shelf Registration Statement"), relating to all
Transfer Restricted Securities, and (y) use their respective best efforts to cause such
Shelf Registration Statement to become effective on or prior to 90 days after the Filing
Deadline for the Shelf Registration Statement (the "Shelf Registration Statement
Effectiveness Target Date," and together with the Exchange Registration Statement
Effectiveness Target Date, the "Effectiveness Target Dates").

               The Shelf Registration Statement shall be on Form F-3 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by the
Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings).  To the extent necessary to ensure that the
Shelf Registration Statement is available for sales of Transfer Restricted Securities by the
Holders thereof entitled to the benefit of this Section 3, the Issuers and the Guarantors shall use their respective best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the date which is
24 months after the Closing Date, (ii) the date that all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or (iii) there ceases to be outstanding any
Transfer Restricted Securities (the "Effectiveness Period").

               The Issuers and the Guarantors shall use their best efforts to keep the Shelf
Registration Statement continuously effective during the Effectiveness Period by supplementing and amending the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf
Registration Statement, if required by the Securities Act, or if reasonably requested by the
Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and by any underwriter of such Transfer Restricted
Securities.

4.      Liquidated Damages
        ------------------

               (a)    The Issuers, the Guarantors and the Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuers or any Guarantor fail to fulfill their obligations pursuant to Section 2 or Section 3 hereof and that it would not be possible to ascertain the extent of such damages.  Accordingly, in the event of such failure by the Issuers or any Guarantor to fulfill such obligations, the Issuers and the
Guarantors hereby agree to pay liquidated damages ("Liquidated Damages") to each Holder of
Transfer Restricted Securities under the circumstances and to the extent set forth below:

               (i)    if neither the Exchange Registration Statement nor the Shelf
        Registration Statement has been filed with the SEC on or prior to the Filing Date or the Filing Deadline, as applicable; or

               (ii)   if neither the Exchange Registration Statement nor the Shelf
        Registration Statement is declared effective by the SEC on or prior to the applicable
        Effectiveness Target Date; or

               (iii) if (A) an Exchange Registration Statement is declared effective by the
        SEC, and (B) the Issuers and the Guarantors have not exchanged Exchange Securities for all Offered Securities validly tendered in accordance with the terms of the
        Exchange Offer on or prior to 30 business days following the earlier of (i) the effectiveness thereof or (ii) the Exchange Registration Statement Effectiveness
        Target Date; or

               (iv)  the Shelf Registration Statement has been declared effective by the SEC and such Shelf Registration Statement ceases to be effective or usable at any time during the Effectiveness Period, without being succeeded on the same day immediately by a post-effective amendment to such Registration
        Statement that cures such failure and that is itself immediately declared effective on the same day;

(any of the foregoing, a "Registration Default") then the Issuers shall pay to each Holder of Transfer Restricted Securities Liquidated Damages in an amount equal to $0.05 per week per $1,000 of the principal amount of Transfer Restricted Securities held by such Holder during the first 90-day period immediately following the occurrence of such Registration
Default.  The amount of such Liquidated Damages will increase by an additional $0.05 per week per $1,000 of the principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period, until all Registration Defaults have been cured; provided,
                                                                                --------
however, that Liquidated Damages shall not at any time exceed $0.50 per week per $1,000 of
-------
the principal amount of Transfer Restricted Securities.  Following the cure of all
Registration Defaults relating to any Transfer Restricted Securities, the accrual of
Liquidated Damages with respect to such Transfer Restricted Securities will cease.  A
Registration Default under clause (i) above shall be cured on the date that either the
Exchange Registration Statement or the Shelf Registration Statement is filed with the SEC; a
Registration Default under clause (ii) above shall be cured on the date that either the
Exchange Registration Statement or the Shelf Registration Statement is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) a Shelf Registration Statement is declared effective; and a Registration Default under clause (iv) above shall be cured on the earlier of (A) the date that the post-effective amendment curing the deficiency in the Shelf
Registration Statement is declared effective or (B) the Effectiveness Period expires.

               (b)    The Issuers shall notify the Trustee within one business day after each and every date on which a Registration Default occurs (an "Event Date").  Liquidated Damages shall be paid by the Issuers to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on or before the semi-annual interest payment date provided in the Indenture, provided, that payments shall not be required to be made more
                           --------
than once in any six-month period.  Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the applicable Event Date and to cease accruing when all
Registration Defaults have been cured.  In no event shall the Issuers pay Liquidated Damages in excess of the maximum applicable amount set forth above, regardless of whether one or multiple Registration Defaults exist.

5.      Registration Procedures
        -----------------------

               In connection with the registration of any Exchange Securities or Transfer
Restricted Securities pursuant to Sections 2 or 3 hereof, the Issuers and the Guarantors shall effect such registration to permit the sale of such Exchange Securities or Transfer
Restricted Securities (as applicable) in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuers and the Guarantors shall:

               (a)    Prepare and file with the SEC, a Registration Statement or Registration
Statements as prescribed by Section 2 or 3, and to use their best efforts to cause such
Registration Statement(s) to become effective and remain effective as provided herein;
provided that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in
--------
an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange
Securities during the Applicable Period, before filing any Registration Statement or
Prospectus or any amendments or supplements thereto, the Issuers shall, if requested, furnish to and afford you a reasonable opportunity to review copies of all such documents
(including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 3 business days prior to such filing, or such later date as is reasonable under the circumstances) and shall use their best efforts to reflect in each such document, when so filed with the SEC, such comments as you may reasonably and timely propose.

               (b)    Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Registration Statement, as the
case may be, as may be necessary to keep such Registration Statement continuously effective for the periods required by Section 2 or Section 3, as applicable; cause the related
Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the
Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such
Prospectus; the Issuers and the Guarantors shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Applicable Period if they voluntarily take any action that would result in selling Holders of the Transfer Restricted
Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange
Securities not being able to sell such Transfer Restricted Securities or such Exchange
Securities during that period, unless (i) such action is required by applicable law, or (ii)
such action is taken by them in good faith and for valid business reasons (not including avoidance of their obligations hereunder), including the acquisition or divestiture of assets.

               (c)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, or each such Participating Broker-Dealer known to the Issuers, as the case may be, their counsel and the managing underwriters, if any, promptly and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration
Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii)
if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities the representations and warranties of the Issuers or the Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) below cease to be true and correct,
(iv) of the receipt by the Issuers or the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any
Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement,
Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuers' and the Guarantors' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (d)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a
Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer
Restricted Securities or the Exchange Securities (as applicable) to be sold by any
Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

               (e)    If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration
Statement with such information as the managing underwriter, if any, and such Holders and counsel reasonably request to be included therein.

               (f)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such Participating
Broker-Dealer who so requests, as the case may be, their counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or
Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

               (g)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities pursuant to a Shelf Registration
Statement, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses
(including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating
Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such
Prospectus and any amendment or supplement thereto.

               (h)    If a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository
Trust Company, and, subject to the terms of the Indenture, enable such Transfer Restricted
Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request.

               (i)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, at the expense of the Issuers and the Guarantors, a supplement or post-effective amendment to the Registration
Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (j)    Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository
Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities.

               (k)    In connection with an underwritten offering of Transfer Restricted
Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the
Issuers, the Guarantors and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Issuers and the Guarantors and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuers and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the
Issuers or the Guarantors or of any business acquired by either of them for which financial statements and financial data are, or are required to be, included in the Registration
Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as are reasonably requested by underwriters as permitted by Statement on Auditing Standards No. 72; and (iv) if an
underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said
Section.  The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

               (l)    If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to
Section 2 is required to be delivered under the Securities Act by any Participating
Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, (i) make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any
attorney, accountant or other agent retained by any such selling Holder or each such
Participating Broker-Dealer, as the case may be, or underwriter (collectively, the
"Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers, the Guarantors and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and
(ii) cause the officers, directors and employees of the Issuers, the Guarantors and their subsidiaries to supply all information in each case reasonably requested by any such
Inspector in connection with such Registration Statement.  Information supplied pursuant to clauses (i) and (ii) above which the Issuers determine, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the
Inspectors, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) the information in such Records has been made generally available to the public.

               (m)    Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration
Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Transfer
Restricted Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

               (n)    Comply with all applicable rules and regulations of the SEC and, as soon as reasonably practicable, make generally available to its securityholders consolidated earnings statements (which need not be audited) of the Issuers that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

               (o)    If an Exchange Offer is to be consummated, upon delivery of the
Transfer Restricted Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities, the Issuers and the
Guarantors shall mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange
Securities; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

               (p)    Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the
"NASD").

               (q)    Use their best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities or Exchange Securities, as applicable, covered by a Registration Statement contemplated hereby.

               The Issuers may require each seller of Transfer Restricted Securities or
Participating Broker-Dealer as to which any registration is being effected to furnish to the
Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Issuers may, from time to time, reasonably request.  The Issuers may exclude from such registration the Transfer Restricted
Securities of any seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request.

               Each Holder of Transfer Restricted Securities and each Participating
Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Exchange
Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi), such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or
Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended
Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.  In the event the Issuers give any notice of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v)
or 5(c)(vi), the time period for the effectiveness of such Registration Statement set forth in Section 2 or Section 3 hereof, as applicable, shall be extended by the number of days from the date of such notice to the date when each selling Holder covered by such
Registration Statement shall have received copies of the supplemental or amended Prospectus contemplated by Section 5(j) or shall have received the Advice that the use of the applicable Prospectus may be resumed.

6.      Registration Expenses
        ---------------------

               (a)    All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers or the Guarantors shall be borne by the Issuers and the
Guarantors, whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees
(including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer
Restricted Securities or Exchange Securities (x) where the Holders of Transfer Restricted
Securities are located, in the case of the Exchange Securities, or (y) as provided in
Section 5(h), in the case of Transfer Restricted Securities or Exchange Securities to be
sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses
(including, without limitation, expenses of printing certificates for Transfer Restricted
Securities or Exchange Securities in a form eligible for deposit with The Depository Trust
Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Securities or Exchange
Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted
Securities included in any Registration Statement or of such Exchange Securities, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and the Guarantors, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(k)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Issuers and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuers or the Guarantors, (ix) internal expenses of the Issuers and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuers and the Guarantors performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xii) the expenses relating to printing, word processing and distributing all
Registration Statements, underwriting agreements, securities sales agreements, and indentures.  Nothing contained in this Section 6 shall create an obligation on the part of the Issuers or any Guarantor to pay or reimburse any Holder for any underwriting commission or discount attributable to any such Holder's Transfer Restricted Securities included in an underwritten offering pursuant to a Registration Statement filed in accordance with the terms of this Agreement, or to guarantee such Holder any profit or proceeds from the sale of such Securities.

               (b)    In connection with any Shelf Registration Statement hereunder, the
Issuers and the Guarantors shall reimburse the Holders of the Transfer Restricted Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to one local counsel in each relevant jurisdiction) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted
Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Transfer Restricted Securities reasonably incurred in connection with the registration of the Transfer Restricted Securities.

7.      Indemnification
        ---------------

               Each Issuer and each Guarantor agrees, jointly and severally, to indemnify and hold harmless (i) each of the Purchasers, each Holder of Transfer Restricted Securities, each Holder of Exchange Securities, each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Person (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of such Person or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Person furnished to the Issuers or any underwriter in writing by such Indemnified Person expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary prospectus if a copy of the Prospectus (as then amended or supplemented, if the Issuers shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such losses, liabilities, claims, damages or expenses who purchased Offered Securities, if such is required by law at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).
The Issuers and the Guarantors shall notify the Trustee promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation of which it or they shall have become aware in connection with the matters addressed by this Agreement which involves the Issuers, any Guarantor or an Indemnified
Person.

               In connection with any Registration Statement in which a Holder of Transfer
Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the
Guarantors and their directors and officers and each person who controls the Issuers or the
Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the
Exchange Act to the same extent as the foregoing indemnity from the Issuers and the
Guarantors to each Indemnified Person, but only with reference to information relating to such Indemnified Person furnished to the Issuers in writing by such Indemnified Person expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus.  The liability of any Indemnified Person pursuant to this paragraph shall in no event exceed the net proceeds received by such Indemnified Person from sales of Transfer Restricted Securities giving rise to such obligations.

               If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, and the indemnifying person shall have the right to assume the defense thereof with counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless
(i) the indemnifying person and the indemnified party shall have mutually agreed in writing to the contrary, (ii) the indemnifying person failed to assume the defense within a reasonable time after the commencement of the action and employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action
(including any impleaded parties) include both such indemnified party and the indemnifying person, or any affiliate of the indemnifying person and such indemnified party shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying person or such affiliate of the indemnifying person or (y) a conflict may exist between such indemnified party and the indemnifying person or such affiliate of the indemnifying person (in which case the indemnifying person shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying person shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing by indemnified parties who sold a majority in aggregate principal amount of Transfer Restricted Securities sold by all such indemnified parties and any such separate firm for the Issuers and the Guarantors, their directors, their officers and such control persons of the Issuers and the Guarantors shall be designated in writing by the Issuers.  The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying person shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               If the indemnification provided for in the first and second paragraphs of this
Section 7 is unavailable to an indemnified party, in respect of any losses, claims, damages, liabilities, or expenses referred to therein (other than by reason of the exceptions provided therein), then each indemnifying person under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits of the indemnified party on the one hand and the indemnifying person(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying person(s) and the indemnified party, as well as any other relevant equitable
considerations.   The relative fault of the indemnifying person(s), on the one hand, and any indemnified parties, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying person(s), on the one hand, or by such indemnified parties, on the other, and the parties'
relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if such indemnified
                                              --- ----
parties were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this
Section 7, in no event shall an indemnified party be required to contribute any amount in excess of the amount by which proceeds received by such indemnified party from sales of
Transfer Restricted Securities exceeds the amount of any damages that such indemnified party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the indemnifying persons may otherwise have to the indemnified parties referred to above.  The indemnified parties' obligations to contribute pursuant to Section 7 are several in proportion to the respective principal amount of
Securities sold by each of the indemnified parties hereunder and not joint.

8.      Rules 144 and 144A
        ------------------

               The Issuers and the Guarantors covenant that, during the Effectiveness Period, they will file the reports required to be filed by them pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Issuers and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Transfer Restricted Securities, make available information required by Rules 144 and 144A under the Securities Act in order to permit sales pursuant to Rule 144 and Rule 144A.

9.      Underwritten Registrations
        --------------------------

               (a)    If any of the Transfer Restricted Securities covered by any Shelf
Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted
Securities included in such offering and reasonably acceptable to the Issuers.

               No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder, unless such Holder (i) agrees to sell such Holder's
Transfer Restricted Securities on the basis provided in any customary underwriting arrangements entered into in connection therewith and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               (b)    Each Holder of Transfer Restricted Securities agrees, if requested
(pursuant to a timely written notice) by the managing underwriters in an underwritten offering or placement agent in a private offering of the Company's debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule
144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Securities except pursuant to an Exchange
Offer, during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering.

               The foregoing provisions shall not apply to any Holder of Transfer Restricted
Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement.

               The Issuers and the Guarantors agree without the written consent of the managing underwriters in an underwritten offering of Transfer Restricted Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of their respective debt securities, including a sale pursuant
to Regulation D or Rule 144A under the Securities Act, during the period beginning    10
days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement; provided, however, that such period shall be
                                         --------  -------
extended by the number of days from and including the date of the giving of any notice pursuant to Section 5(c)(v) or 5(c)(vi) hereof to and including the date when each seller of
Transfer Restricted Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof and provided further, that no such offering restriction shall apply to more than one such
-------- -------
underwritten offering per twelve-month period.

10.     Miscellaneous
        -------------

               (a)    Remedies.  In the event of a breach by the Issuers of any of their
                      --------
obligations under this Agreement, each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.
Subject to Section 4, the Issuers and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

               (b)    No Inconsistent Agreements.  None of the Issuers or any Guarantor will
                      --------------------------
enter into any agreement with respect to any of their respective securities which will grant to any Person piggy-back registration rights with respect to an Exchange Registration
Statement or a Shelf Registration Statement.

               (v)    Amendments and Waivers.  The provisions of this Agreement, including
                      ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities and Exchange Securities held by
Participating Broker-Dealers holding Exchange Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and Participating Broker-Dealers holding Exchange
Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders and Participating Broker-Dealers holding Exchange Securities may be given by holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities and
Exchange Securities held by Participating Broker-Dealers being sold by such holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be
                                --------
amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (d)    Notices.  All notices and other communications (including without
                      -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

               (i)    if to a Holder of Transfer Restricted Securities, at the most current address given by the Trustee to the Issuers; and

               (ii)   if to the Issuers or the Guarantors, Charles D. Adamo, Sun
        International Hotels Limited, Coral Towers, Paradise Island (Tel: 242-363-2202)(Fax:
        242-363-4581), with a copy to Cravath, Swaine & Moore, 825 Eighth Avenue, New York,
        New York 10019, Attention: D. Collier Kirkham, Esq. (Tel: 212-474-1000) (Fax:
        212-474-3700).

               All such notices and communications shall be deemed to have been duly given:
when delivered by hand, if personally delivered; ten business days after being deposited in the mail, postage prepaid, if mailed; three business days after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

               Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

               (e)    Successors and Assigns.  This Agreement shall inure to the benefit of
                      ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer
Restricted Securities.  The Issuers and the Guarantors agree that the holders of the Offered
Securities shall be third party beneficiaries to the agreements made hereunder by the
Issuers and the Guarantors and each holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

               (f)    Counterparts.  This Agreement may be executed in any number of
                      ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g)    Headings.  The headings in this Agreement are for convenience of
                      --------
reference only and shall not limit or otherwise affect the meaning hereof.

               (h)    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
                      -------------
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND
PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK
STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT
SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT TO ANY SUIT, ACTION
OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY ACCEPTS FOR
ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF
THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER
HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH
COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS
BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (i)    Severability.  If any term, provision, covenant or restriction of this
                      ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (j)    Entire Agreement.  This Agreement, together with the Purchase
                      ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

               (k)    Securities Held by the Issuers, the Guarantors or Their Affiliates.
                      ------------------------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted
Securities is required hereunder, Transfer Restricted Securities held by the Issuers, any
Guarantor or any of their affiliates (as such term is defined in Rule 405 under the
Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.

                             SUN INTERNATIONAL HOTELS LIMITED

                             By: _______________________________________________
                                 Name:
                                 Title:

                             SUN INTERNATIONAL NORTH AMERICA, INC.

                             By: _______________________________________________
                                 Name:
                                 Title:

GUARANTORS:

SUN INTERNATIONAL BAHAMAS LIMITED
PARADISE ISLAND LIMITED
ISLAND HOTEL COMPANY LIMITED
PARADISE BEACH INN LIMITED
PARADISE ENTERPRISES LIMITED
PARADISE ACQUISITIONS LIMITED
SUN INTERNATIONAL MANAGEMENT LIMITED
SUN INTERNATIONAL TIMESHARE LIMITED
PARADISE ISLAND FUTURES LIMITED
SUN INTERNATIONAL DEVELOPMENT LIMITED
PARADISE SECURITY SERVICES LIMITED
SUNONLINE LIMITED
BAHAMAS E-TRADING LIMITED
SUN INTERNATIONAL NETWORK DATA LIMITED
SUN INTERNATIONAL DEVELOPMENT (TIMESHARE) LIMITED
SUNONLINE (IOM) LIMITED
SUN HOTELS INTERNATIONAL (BERMUDA) LIMITED
SUN INTERNATIONAL FINANCE LIMITED
ABERDEEN MANAGEMENT LIMITED
SUN VACANCES SA
BIRBO NV
SUN HOTEL INTERNATIONAL MANAGEMENT NV
PURPOSEFUL BV
SUN INTERNATIONAL MARKETING (UK) LTD.
SUN INTERNATIONAL NETWORK SERVICES LIMITED
SUN COVE, LTD.
SUN INTERNATIONAL NEVADA, INC.
SUN INTERNATIONAL RESORTS INC.
PIV, INC.
ISS, INC.

SUN INTERNATIONAL MARKETING, INC.
SUN COVE CALIFORNIA, INC.
SUN COVE NEW YORK, INC.
SUN INTERNATIONAL NEW YORK, INC.
SUN INTERNATIONAL DEVELOPMENT GROUP, INC.

By     ___________________________
        Name: William C. Murtha
        Title: Authorized Signatory

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

BEAR, STEARNS & CO. INC.

By:__________________________
   Name:
   Title:

DEUTSCHE BANK SECURITIES INC.

By:__________________________
   Name:
   Title:

By:__________________________
   Name:
   Title:

CIBC WORLD MARKETS CORP.

By:__________________________
   Name:
   Title:

BANC OF AMERICA SECURITIES LLC

By:__________________________
   Name:
   Title:

WELLS FARGO BROKERAGE SERVICES, LLC

By __________________________
   Name:
   Title:

J.P. MORGAN SECURITIES INC.

By:__________________________
   Name:
   Title: